Exhibit h.1

NUVEEN PREFERRED AND INCOME 2022 TERM FUND

[●] Common Shares of Beneficial Interest

$25.00 per Share

UNDERWRITING AGREEMENT

Dated: January [●], 2017

EXHIBITS

Exhibit A  –  Initial Securities to be Sold

Exhibit B  –  Form of Opinion of Fund Counsel

Exhibit C  –  Form of Opinion of Adviser Counsel

Exhibit D  –  Form of Opinion of Subadviser Counsel

Exhibit E  –  Price-Related Information

- i -

NUVEEN PREFERRED AND INCOME 2022 TERM FUND

[●] Common Shares of Beneficial Interest

UNDERWRITING AGREEMENT

New York, New York

January [●], 2017

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Nuveen Securities, LLC

As Representatives of the several Underwriters

listed on Exhibit A hereto

c/o Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Nuveen Preferred and Income 2022 Term Fund, a Massachusetts business trust (the “Fund”), Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Subadviser”), confirm their respective agreements with Wells Fargo Securities, LLC (“Wells Fargo”) and [●] and each of the other Underwriters named in Exhibit A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Wells Fargo, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Nuveen Securities, LLC (“Nuveen”) are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Fund of a total of [●] common shares of beneficial interest, $0.01 par value per share (the “Initial Securities”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [●] additional common shares of beneficial interest, $0.01 par value per share (the “Option Securities”), to cover over-allotments, if any. The Initial Securities to be purchased by the Underwriters and all or any part of the Option Securities are hereinafter called, collectively, the “Securities.” Certain terms used in this Agreement are defined in Section 15 hereof.

The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Fund has entered into (i) an Investment Management Agreement with the Adviser dated as of [●], (ii) an Amended and Restated Master Custodian Agreement with State Street

Bank and Trust Company dated as of July 15, 2015 and amended as of [●] and (iii) a Transfer Agency and Service Agreement with State Street Bank and Trust Company dated as of October 7, 2002 and amended as of July 15, 2015 and January [●], 2017, and such agreements are herein referred to as the “Management Agreement,” the “Custodian Agreement” and the “Transfer Agency Agreement,” respectively, and collectively as the “Fund Agreements.”

The Adviser has entered into an [Investment] Sub-Advisory Agreement with the Subadviser dated as of [●], and such agreement is herein referred to as the “Subadvisory Agreement.” The Adviser has entered into a Structuring Fee Agreement with Wells Fargo, dated January [●], 2017, a Structuring Fee Agreement with [●], and such agreements are herein referred to as the “Fee Agreements.” In addition, the Fund has adopted a dividend reinvestment plan pursuant to which holders of common shares of beneficial interest shall have their dividends automatically reinvested in additional common shares of beneficial interest of the Fund unless they elect to receive such dividends in cash, and such plan is herein referred to as the “Dividend Reinvestment Plan.”

The Fund has prepared and filed with the Commission a registration statement (file numbers 333-214066 and 811-23198) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the 1933 Act and the 1940 Act of the offering and sale of the Securities. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you.

The Fund will next file with the Commission one of the following: either (1) prior to the effective date of the registration statement, a further amendment to the registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the effective date of the registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included or incorporated by reference in the Registration Statement, as amended at the effective date, all information (other than Rule 430A Information) required by the 1933 Act and the 1940 Act and the Rules and Regulations to be included in the registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent Wells Fargo shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Fund has advised you, prior to the Applicable Time, will be included or made therein.

SECTION 1.    Representations and Warranties.

(a)    Representations and Warranties by the Fund, the Adviser and the Subadviser. The Fund, the Adviser and the Subadviser, jointly and severally, represent and warrant to each

Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

(1)    Compliance with Registration Requirements. The Securities have been duly registered under the 1933 Act and the 1940 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and has been filed under the 1940 Act, and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act or the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund, the Adviser or the Subadviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Preliminary Prospectus and the Prospectus complied when filed with the Commission in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto delivered to the Underwriters for use in connection with the offering of the Securities each was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective and at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), the Initial Registration Statement and any Rule 462(b) Registration Statement did or will, and the 1940 Act Notification when originally filed with the Commission and any amendments and supplements thereto did or will, comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of its date, at the Closing Date (and, if any Option Securities are purchased, at the applicable Option Closing Date), and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Preliminary Prospectus and the information included on Exhibit E hereto, all considered together (collectively, the “General Disclosure Package”) did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Fund nor the Adviser nor the Subadviser makes any representations or warranties as to the information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof.

The Fund’s registration statement on Form 8-A is effective under the 1934 Act.

(2)    Independent Accountants. KPMG LLP, who certified and audited the financial statements and supporting schedules included in the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

(3)    Financial Statements. The financial statements of the Fund included in the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the financial position of the Fund at the dates indicated and the results of operations of the Fund for the period specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the period involved and comply with all applicable accounting requirements under the 1933 Act, the 1940 Act and the Rules and Regulations. The supporting schedules, if any, included in the Registration Statement present fairly, in accordance with GAAP, the information required to be stated therein, and the other financial and statistical information and data included in the Registration Statement, the Preliminary Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

(4)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no Fund Material Adverse Effect, (B) there have been no transactions entered into by the Fund which are material with respect to the Fund other than those in the ordinary course of its business as described in the Preliminary Prospectus and the Prospectus and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its shares of beneficial interest.

(5)    Good Standing of the Fund. The Fund has been formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and to enter into and perform its obligations under this Agreement and the Fund Agreements; and the Fund is duly qualified to do business and is in good standing under the laws of each jurisdiction in which its ownership, leasing or operation of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing does not have a Fund Material Adverse Effect.

(6)    No Subsidiaries. The Fund has no subsidiaries.

(7)    Investment Company Status. The Fund is duly registered as a closed-end, non-diversified management investment company under the 1940 Act and the 1940 Act

Rules and Regulations, and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

(8)    Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations. Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, no trustee of the Fund is (A) an “interested person” (as defined in the 1940 Act) of the Fund or (B) an “affiliated person” (as defined in the 1940 Act) of any Underwriter. For purposes of this Section 1(a)(8), the Fund, the Adviser and the Subadviser shall be entitled to rely on representations from such officers and trustees.

(9)    Capitalization. The authorized, issued and outstanding common shares of beneficial interest of the Fund are as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable, except that, as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for the obligations of the Fund, and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding common shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any security holder of the Fund; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable, except that, as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for the obligations of the Fund.

(10)    Power and Authority. The Fund has full power and authority as a business trust to enter into this Agreement and the Fund Agreements; the execution and delivery of, and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund; this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution may be limited by federal or state securities and other applicable laws and subject to the qualification that the enforceability of the Fund’s obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(11)    Approval of Management and Subadvisory Agreements. The Fund’s Board of Trustees and the Fund’s sole shareholder have approved the Management Agreement and Subadvisory Agreement in accordance with Section 15 of the 1940 Act.

(12)    Agreements’ Compliance with Law. This Agreement, each of the Fund Agreements, the Subadvisory Agreement and the Dividend Reinvestment Plan comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

(13)    Absence of Defaults and Conflicts. The Fund is not (i) in violation of its Organizational Documents, (ii) in breach or default in the performance of the terms of any material indenture, contract, lease, mortgage, declaration of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, FINRA, any state securities commission, any foreign securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

(14)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund, the Adviser or the Subadviser threatened, against or affecting the Fund which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and Prospectus (other than as disclosed therein), or that could reasonably be expected to result in a Fund Material Adverse Effect, or that could reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations under this Agreement or the Fund Agreements; the aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the Preliminary Prospectus or the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Fund Material Adverse Effect.

(15)    Accuracy of Descriptions and Exhibits. The statements set forth under the headings “Certain Provisions in the Declaration of Trust and By-Laws” and “Leverage” in the Preliminary Prospectus and the Prospectus and “Description of Shares and Debt” and “Tax Matters” in the Preliminary Prospectus, the Prospectus and Statement of Additional Information, insofar as such statements purport to summarize certain provisions of the 1940 Act, Massachusetts law, the Fund’s Organizational Documents, U.S. federal income tax law and regulations or legal conclusions with respect thereto, fairly and accurately summarize in all material respects the matters therein described; all descriptions in the Registration Statement, the Preliminary Prospectus and the Prospectus of any Fund documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

(16)    Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Fund of its obligations under this Agreement or the Fund Agreements, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement or the Fund Agreements, in each case on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus, except such as have been already obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of FINRA and the NYSE and such as may be required under state securities laws.

(17)    Non-Contravention. None of the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, or the consummation by the Fund of the transactions contemplated herein or therein (including, without limitation, the consummation of the transactions on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus) nor the adoption of the Fund’s Dividend Reinvestment Plan (i) conflicts or will conflict with or constitutes or will constitute a breach of the Organizational Documents of the Fund, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which the Fund is a party or by which the Fund may be bound or to which any of the property or assets of the Fund is subject.

(18)    Possession of Licenses and Permits. The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities (“Permits”), if any, as are necessary to own its property and to conduct its business in the manner described in the Registration Statement, the Preliminary Prospectus and the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such Permit, subject in each case to such qualification as may be set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus; and, except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, none of such Permits contains any restriction that is materially burdensome to the Fund.

(19)    Distribution of Offering Material. The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the

Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus, the Sales Material (as defined below) or other materials permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

(20)    Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Fund under the 1933 Act or the 1940 Act. There are no persons with tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities by the Fund pursuant to this Agreement.

(21)    NYSE. The Securities have been approved for listing on the NYSE, subject to official notice of issuance.

(22)    FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Fund, its officers and Trustees in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules is true, complete and correct in all material respects.

(23)    Tax Returns. There are no tax returns that are required to be filed or taxes required to be paid by the Fund and there are no other assessments, fines or penalties levied against the Fund, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Fund Material Adverse Effect.

(24)    Subchapter M. The Fund is currently in compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) to qualify as a regulated investment company under the Code and intends to direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

(25)    Insurance. The Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Fund deems adequate; all policies of insurance insuring the Fund or its business, assets, employees, officers and trustees, including the Fund’s trustees and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

(26)    Accounting Controls and Disclosure Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations and with the investment objective, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund employs “internal control over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act) and such internal control over financial reporting is and shall be effective as required by the 1940 Act and the 1940 Act Rules and Regulations. The Fund is not aware of any material weakness in its internal control over financial reporting. The Fund employs “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the 1940 Act) and such disclosure controls and procedures are effective.

(27)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Fund or any of the Fund’s trustees or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Sections 302 and 906 related to certifications.

(28)    Fund Compliance with Policies and Procedures. The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser and transfer agent of the Fund.

(29)    Absence of Manipulation. The Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund, other than (i) such actions as taken by the Underwriters that are affiliates of the Fund, and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of Initial Securities is completed, so long as such actions are in compliance with all applicable law.

(30)    Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement, the Preliminary Prospectus or the Prospectus is based on or derived from sources that the Fund believes to be reliable and accurate and all such data included in the Registration Statement, the Preliminary Prospectus or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

(31)    Advertisements. All advertising, sales literature or other promotional material (including “prospectus wrappers”, “broker kits”, “road show slides” and “road show scripts”), whether in printed or electronic form, authorized in writing by or prepared by or at the direction of the Fund, the Adviser or the Subadviser for use in connection with the offering and sale of the Securities (collectively, “Sales Material”) complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of FINRA and if required to be filed with FINRA under FINRA’s conduct rules were filed. No Sales Material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(32)    Foreign Corrupt Practices Act. Neither the Fund nor any of its trustees, officers or employees, nor, to the knowledge of the Fund, the Adviser and the Subadviser, agent, affiliate or other person associated with or acting on behalf of the Fund is aware of or has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Fund has instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(33)    Compliance with Money Laundering Laws. The operations of the Fund are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Fund or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Fund, the Adviser or the Subadviser, is threatened.

(34)    No Conflicts with Sanction Laws. Neither the Fund nor any of its trustees, officers or employees, nor, to the knowledge of the Fund, the Adviser or the Subadviser, any agent or other person associated with or acting on behalf of the Fund is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the UNSC, the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Fund located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Fund will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that could result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any Sanctions. For the past five years, the Fund has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country.

(b)    Representations and Warranties by the Adviser. The Adviser represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

(1)    Investment Adviser Status. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under this Agreement, the Management Agreement, the Subadvisory Agreement or the Fee Agreements, as contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus.

(2)    Capitalization. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Preliminary Prospectus and the Prospectus and under this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements.

(3)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no Adviser Material Adverse Effect and (B) there have been no transactions entered into by the Adviser which are material with respect to the Adviser other than those in the ordinary course of its business as described in the Preliminary Prospectus and the Prospectus.

(4)    Good Standing of the Adviser. The Adviser has been duly formed and is validly existing in good standing as a corporation under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements; and the Adviser is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Adviser’s ability to provide services to the Fund as contemplated by this Agreement, the Management Agreement, the Subadvisory Agreement or the Fee Agreements.

(5)    Power and Authority. The Adviser has full power and authority to enter into this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements have been duly and validly authorized by the Adviser; and this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements have been duly executed and delivered by the Adviser and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser’s obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

(6)    Description of the Adviser. The description of the Adviser and its business and the statements attributed to the Adviser in the Registration Statement, the Preliminary Prospectus and Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(7)    Non-Contravention. None of the issuance and sale of the Securities, the execution, delivery or performance of this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements, the consummation by the Fund or the Adviser of the transactions contemplated herein or therein (including, without limitation, the consummation of the transactions on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus) or the fulfillment thereof (i) conflicts or will conflict with or constitutes or will constitute a breach of the Organizational Documents of the Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which the Adviser is a party or by which the Adviser may be bound or to which any of the property or assets of the Adviser is subject.

(8)    Agreements’ Compliance with Laws. This Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act, and the Advisers Act Rules and Regulations.

(9)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened, against or affecting the Adviser which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and Prospectus (other than as disclosed therein), or that would reasonably be expected to result in an Adviser Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Adviser of its obligations under this Agreement, the Management Agreement, the Subadvisory Agreement or the Fee Agreements; the aggregate of all pending legal or governmental proceedings to which the Adviser is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the Preliminary Prospectus or the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in an Adviser Material Adverse Effect.

(10)    Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Adviser of its obligations under this Agreement, the Management Agreement, the Subadvisory Agreement or the Fee Agreements, except such as have been already obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of FINRA and the NYSE and such as may be required under state securities laws.

(11)    Possession of Permits. The Adviser has such Permits, if any, as are necessary to own its property and to conduct its business in the manner described in the Registration Statement, the Preliminary Prospectus and the Prospectus except to the extent that the Adviser’s failure to have any such Permit would not have an Adviser Material Adverse Effect; the Adviser has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such Permit.

(12)    Adviser Compliance with Policies and Procedures. The Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules and Regulations by the Adviser and its supervised persons.

(13)    Absence of Manipulation. The Adviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser, other than (i) such actions as taken by the Underwriters that are affiliates of the Adviser, and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of Initial Securities is completed, so long as such actions are in compliance with all applicable law.

(14)    Promotional Materials. In the event that the Fund or the Adviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain, or will cause to be installed and maintained, pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

(15)    Internal Controls. The Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Management Agreement and the Subadvisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Fund’s assets is permitted only in accordance with management’s general or specific authorization.

(16)    Money Laundering Laws. The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable Anti-Money Laundering Laws and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Adviser, is threatened.

(17)    Foreign Corrupt Practices Act. Neither the Adviser nor any of its members, officers or employees, nor, to the knowledge of the Adviser, any agent, affiliate or other person associated with or acting on behalf of the Adviser is aware of or has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Adviser has instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(18)    OFAC. Neither the Adviser nor any of its members or officers or employees, nor, to the knowledge of the Adviser, any agent or other person associated with or acting on behalf of the Adviser is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the UNSC, the European Union, HMT, or other Sanctions, nor is the Adviser located, organized or resident in a Sanctioned Country; and the Adviser will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that could result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any Sanctions. For the past five years, the Adviser has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country.

(c)    Representations and Warranties by the Subadviser. The Subadviser represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date and as of each Option Closing Date (if any), and agrees with each Underwriter, as follows:

(1)    Investment Adviser Status. The Subadviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under this Agreement or the Subadvisory Agreement, as contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus.

(2)    Capitalization. The Subadviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Preliminary Prospectus and the Prospectus and under this Agreement and the Subadvisory Agreement.

(3)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no Subadviser Material Adverse Effect and (B) there have been no transactions entered into by the Subadviser which are material with respect to the Subadviser other than those in the ordinary course of its business as described in the Preliminary Prospectus and the Prospectus.

(4)    Good Standing of the Subadviser. The Subadviser has been duly formed as a limited liability company and is validly existing in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and the Subadvisory Agreement; and the Subadviser is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Subadviser’s ability to provide services to the Fund as contemplated by this Agreement or the Subadvisory Agreement.

(5)    Power and Authority. The Subadviser has full power and authority to enter into this Agreement and the Subadvisory Agreement; the execution and delivery of, and the performance by the Subadviser of its obligations under this Agreement and the Subadvisory Agreement have been duly and validly authorized by the Subadviser; and this Agreement and the Subadvisory Agreement have been duly executed and delivered by the Subadviser and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Subadviser, enforceable against the Subadviser in accordance with their terms, except as rights to indemnity and contribution may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Subadviser’s obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

(6)    Description of the Subadviser. The description of the Subadviser and its business and the statements attributed to the Subadviser in the Registration Statement, the Preliminary Prospectus and Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(7)    Non-Contravention. None of the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or the Subadvisory Agreement, the consummation by the Fund, the Adviser or the Subadviser of the transactions contemplated herein or therein (including without limitation, the consummation of the transactions on the terms contemplated by the Registration Statement, the Preliminary Prospectus and the Prospectus) or the fulfillment thereof (i) conflicts or will conflict with or constitutes or will constitute a breach of the Organizational Documents of the Subadviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Subadviser is a party or by which it or any of its properties may be bound, (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Subadviser or any of its properties or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Subadviser pursuant to the terms of any agreement or instrument to which the Subadviser is a party or by which the Subadviser may be bound or to which any of the property or assets of the Subadviser is subject.

(8)    Agreements’ Compliance with Laws. This Agreement and the Subadvisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act, and the Advisers Act Rules and Regulations.

(9)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Subadviser, threatened, against or affecting the Subadviser which is required to be disclosed in the Registration Statement, the Preliminary Prospectus and Prospectus (other than as disclosed therein), or that would reasonably be expected to result in a Subadviser Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Subadviser of its obligations under this Agreement and the Subadvisory Agreement; the aggregate of all pending legal or governmental proceedings to which the Subadviser is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the Preliminary Prospectus or the

Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Subadviser Material Adverse Effect.

(10)    Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, and (B) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Subadviser of its obligations under this Agreement or the Subadvisory Agreement, except such as have already been obtained under the 1933 Act, the 1940 Act, the Rules and Regulations, the rules and regulations of FINRA and the NYSE and such as may be required under state securities laws.

(11)    Possession of Permits. The Subadviser has such Permits, if any, as are necessary to own its property and to conduct its business in the manner described in the Registration Statement, the Preliminary Prospectus and the Prospectus, except to the extent that the Subadviser’s failure to have any such Permit would not have a Subadviser Material Adverse Effect; the Subadviser has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Subadviser under any such Permit.

(12)    Subadviser Compliance with Policies and Procedures. The Subadviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules and Regulations by the Subadviser and its supervised persons.

(13)    Absence of Manipulation. The Subadviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities, and the Subadviser is not aware of any such action taken or to be taken by any affiliates of the Subadviser, other than (i) such actions as taken by the Underwriters that are affiliates of the Subadviser, and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of Initial Securities is completed, so long as such actions are in compliance with all applicable law.

(14)    Promotional Materials. In the event that the Fund or the Subadviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker- dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Subadviser will install and maintain, or will cause to be installed and maintained, pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

(15)    Internal Controls. The Subadviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Subadvisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Fund’s assets is permitted only in accordance with management’s general or specific authorization.

(16)    Money Laundering Laws. The operations of the Subadviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable Anti-Money Laundering Laws and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Subadviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Subadviser, is threatened.

(17)    Foreign Corrupt Practices Act. Neither the Subadviser nor any of its members, officers or employees, nor, to the knowledge of the Subadviser, any agent, affiliate or other person associated with or acting on behalf of the Subadviser is aware of or has taken any action, directly or indirectly, that has resulted or would result in (i) the use of any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) the making or taking of an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) a violation by any such person of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) the making, offering, requesting or taking of, or the agreement to take, an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Subadviser has instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(18)    OFAC. Neither the Subadviser nor any of its members or officers or employees, nor, to the knowledge of the Subadviser, any agent or other person associated with or acting on behalf of the Subadviser is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the UNSC, the European Union, HMT, or other Sanctions, nor is the Subadviser located, organized or resident in a Sanctioned Country; and the Subadviser will not directly or indirectly use any of the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any Sanctioned Country or (iii) in any other manner that could result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any Sanctions. For the past five years, the Adviser has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of any Sanctions or with any Sanctioned Country.

(d)    Certificates. Any certificate signed by any officer of the Fund, the Adviser or the Subadviser and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund, the Adviser or the Subadviser, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.    Sale and Delivery to Underwriters; Closing.

(a)    Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at a purchase price of $24.625 per share, the amount of the Initial Securities set forth opposite such Underwriter’s name in Exhibit A hereto. The Fund is advised that the Underwriters intend to (i) make a public offering of their respective portions of the Securities as soon after the Applicable Time as is advisable and (ii) initially to offer the Securities upon the terms set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(b)    Option Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [●] Option Securities at the same purchase price per share as the Underwriters shall pay for the Initial Securities less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. Said option may be exercised only to cover over-allotments in the sale of the Initial Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Initial Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representatives, but shall not be earlier than the second business day after the date on which the option is being exercised nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined.

(c)    Payment. Payment of the purchase price for the Initial Securities, and delivery of the related closing certificates therefor, shall be made at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Fund, at 9:00 A.M. (Eastern time) on January [31], 2017 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called “Closing Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Option Closing Date as specified in the notice from the Representatives to the Fund.

Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by Federal Funds wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Initial Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Wells Fargo, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)    Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than noon (Eastern time) on the business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

SECTION 3.    Covenants of the Fund, the Adviser and the Subadviser. The Fund, the Adviser and the Subadviser, jointly and severally, covenant with each Underwriter as follows:

(a)    Compliance with Securities Regulations and Commission Requests. The Fund will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1940 Act concerning the Registration Statement and (v) if the Fund becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Fund will use its best efforts in connection with the offering of the Securities to prevent the issuance of any stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)    Filing of Amendments. The Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act or otherwise, or will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c)    Delivery of Registration Statements. The Fund has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)    Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus prepared prior to the date of this Agreement as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, such number of copies of the documents constituting the General Disclosure Package prepared on or after the date of this Agreement and the Prospectus (and any amendments or supplements thereto) as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters is or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)    Continued Compliance with Securities Laws. The Fund will comply with the 1933 Act, the 1940 Act and the Rules and Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the 1940 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)    Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify, if necessary, the Securities for offering and sale under the applicable securities laws of states of the United States, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)    Rule 158. The Fund will timely file such reports pursuant to the 1934 Act and the 1940 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)    Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the Preliminary Prospectus and the Prospectus under “Use of Proceeds.”

(i)    Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act, the 1940 Act or the Rules and Regulations, will file all documents required to be filed with the Commission pursuant to the 1933 Act, the 1940 Act or the Rules and Regulations within the time periods required by the 1933 Act, the 1940 Act or the Rules and Regulations.

(j)    Subchapter M. The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

(k)    Absence of Manipulation. The Fund, the Adviser and the Subadviser will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities, and the Fund, the Adviser and the Subadviser are not aware of any such action taken or to be taken by any affiliates of the Fund, the Adviser or the Subadviser, other than (i) such actions as taken by the Underwriters that are affiliates of the Fund or the Adviser, and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of Initial Securities is completed, so long as such actions are in compliance with all applicable law.

(l)    Restriction on Sale of Securities. The Fund will not, without the prior written consent of Wells Fargo, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act, any other Securities or any securities convertible into, or exercisable, or exchangeable for, Securities; or publicly announce an intention to effect any such transaction for a period of 180 days following the Applicable Time, provided, however, that the Fund may issue and sell Securities pursuant to any Dividend Reinvestment Plan in effect as of the date of the Agreement.

SECTION 4.    Payment of Expenses.

(a)    Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates, if any, or evidence of book entry notation for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisers to the Fund, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, the documents constituting the General Disclosure Package, the Prospectus and the 1940 Act Notification, any sales material (including the Sales Material) and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto, (viii) the fees and expenses of the custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to the review by FINRA of the terms of the sale of the Securities, (x) the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Securities in an amount of $20,000, (xi) the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Securities, (xii) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xiii) all other costs and expenses incident to the performance by the Fund of its obligations hereunder. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the Fund under this Agreement exceed $[0.05] per share, the Adviser will pay all such costs and expenses.

(b)    Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Fund, the Adviser and the Subadviser, jointly and severally, agree that they shall reimburse the

Underwriters for all of their out-of-pocket accountable expenses actually incurred, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.    Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase the Initial Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund, the Adviser and the Subadviser contained herein as of the Applicable Time, the Closing Date and any Option Closing Date pursuant to Section 2 hereof, to the accuracy of the statements of the Fund, the Adviser and the Subadviser made in any certificates pursuant to the provisions hereof, to the performance by the Fund, the Adviser and the Subadviser of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)    Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Date (or the applicable Option Closing Date, as the case may be) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and proceedings therefor initiated or, to the knowledge of the Fund, the Adviser or the Subadviser threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

(b)    Opinions of Counsel for Fund. At the Closing Date, the Representatives shall have received the favorable opinions, dated as of the Closing Date, of (i) Stradley Ronon Stevens & Young, LLP, counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request and (ii) Morgan, Lewis & Bockius LLP, special Massachusetts counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. Insofar as the opinion expressed in clause (i) above relates to or is dependent upon matters governed by Massachusetts law, Stradley Ronon Stevens & Young, LLP will be permitted to rely on the opinion of Morgan, Lewis & Bockius LLP.

(c)    Opinion of Counsel for Underwriters. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representatives. Insofar as the opinion expressed above relates to or is dependent upon matters governed by Massachusetts law, Clifford Chance US LLP will be permitted to rely on the opinion of Morgan, Lewis & Bockius LLP.

(d)    Officers’ Certificate of the Fund. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Fund Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of the President, Managing Director or Vice President, or such other authorized officer as is acceptable to the Underwriters, of the Fund and of the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters (in their capacity as such officers of the Fund), of the Fund dated as of the Closing Date, to the effect that (i) there has been no such Fund Material Adverse Effect, (ii) the representations and warranties of the Fund in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Fund has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(e)    Opinion of Counsel for the Adviser. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Co-General Counsel of the Adviser, or Kevin J. McCarthy, Executive Vice President, Secretary and Co-General Counsel of the Adviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f)    Officers’ Certificate of the Adviser. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Adviser Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of a Co-President, Managing Director or Vice President or such other authorized officer as is acceptable to the Underwriters, of the Adviser and of the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters (in their capacity as such officers of the Adviser), of the Adviser dated as of the Closing Date, to the effect that (i) there has been no such Adviser Material Adverse Effect, (ii) the representations and warranties of the Adviser in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement (to the extent not waived in writing by the Representatives), and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(g)    Opinion of Counsel for the Subadviser. At the Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date, of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel of the Subadviser, or Kevin J. McCarthy, Executive Vice President, Secretary and Associate General Counsel of the Subadviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

(h)    Officers’ Certificate of the Subadviser. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Subadviser Material Adverse Effect, and, at the Closing Date, the Representatives shall have received a certificate of the President, the Managing Partner or Vice President or such other authorized officer as is acceptable to the Underwriters, of the Subadviser and of the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer, or such other authorized officer as is acceptable to the Underwriters (in their capacity as such officers of the Subadviser), of the Subadviser dated as of the Closing Date, to the effect that (i) there has been no such Subadviser Material Adverse Effect, (ii) the representations and warranties of the Subadviser in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Subadviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement (to the extent not waived in writing by the Representatives), and (iv) no stop order suspending the effectiveness of the Registration Statement or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(i)    Accountant’s Agreed Upon Procedures Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Fund contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(j)    Bring-down Agreed Upon Procedures Letter. At the Closing Date, the Representatives shall have received from KPMG LLP a letter, dated as of the Closing Date and in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(k)    Fee Agreements. At the Applicable Time, the Adviser shall deliver to each of the other parties to the Fee Agreements copies of the Fee Agreements, executed by the Adviser and dated the date of this Agreement, together with the reproduced copies of such agreements executed by the Adviser for each of the other parties thereto.

(l)    No Objection. Prior to the date of this Agreement FINRA shall have confirmed that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m)    Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representatives shall have received:

(1)    Officers’ Certificate of the Fund. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(2)    Opinions of Counsel for Fund. The favorable opinions of (i) Stradley Ronon Stevens & Young, LLP, counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b)(i) hereof and (ii) [●], special Massachusetts counsel for the Fund, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

(3)    Opinion of Counsel for Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(4)    Opinion of Counsel for the Adviser. The favorable opinion of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Co-General Counsel of the Adviser, or Kevin J. McCarthy, Executive Vice President, Secretary and Co-General Counsel of the Adviser, counsel for the Adviser, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(5)    Officers’ Certificate of the Adviser. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(f) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(6)    Opinion of Counsel for the Subadviser. The favorable opinion of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel

of the Subadviser, or Kevin J. McCarthy, Executive Vice President, Secretary and Associate General Counsel of the Subadviser, counsel for the Subadviser, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(g) hereof.

(7)    Officers’ Certificate of the Subadviser. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 5(h) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(8)    Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(j) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Option Closing Date.

(n)    Additional Documents. At the Closing Date and at each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Fund, the Adviser and the Subadviser in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(o)    Delivery of Documents. The documents required to be delivered by this Section 5 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York 10017, on the Closing Date and at each Option Closing Date.

(p)    Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund.

SECTION 6.    Indemnification.

(a)    Indemnification by the Fund, the Adviser and the Subadviser. The Fund, the Adviser and the Subadviser, jointly and severally, agree to indemnify and hold harmless the Underwriters, the affiliates of each Underwriter, directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any sales material (including the Sales Material), the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Fund, the Adviser and the Subadviser; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wells Fargo), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund, the Adviser or the Subadviser by any Underwriter through Wells Fargo expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any sales material (including the Sales Material), the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof.

(b)    Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless each of the Fund, the Adviser and the Subadviser, each of their directors, trustees, members, each of their officers who signed the Registration Statement, and each person, if any, who controls the Fund, the Adviser or the Subadviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus, any Sales Material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund, the Adviser or the Subadviser by such Underwriter through Wells Fargo expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, any Sales Material, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). The Fund, the Adviser and the Subadviser acknowledge that (i) the statements set forth in the last paragraph of the cover page regarding the expected delivery of the Securities, and (ii) under the heading “Underwriting”, (A) the list of Underwriters and their respective participation in the sale of the Securities, (B) the sentences related to concessions and reallowances, and (C) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Registration Statement, any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

(c)    Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wells Fargo; counsel to the Fund, its trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Fund; counsel to the Adviser, its directors, officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Adviser; and counsel to the Subadviser, its directors, officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Subadviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Fund, each of its trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Adviser, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Subadviser and the fees and expenses of more than one counsel, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 6 and in Section 7 hereof shall not affect any agreements among the Fund, the Adviser and the Subadviser with respect to indemnification of each other or contribution between themselves.

SECTION 7.    Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Subadviser on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Subadviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Fund, the Adviser and the Subadviser on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund, the Adviser and the Subadviser and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Fund, the Adviser and the Subadviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund, by the Adviser, by the Subadviser or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Fund, the Adviser, the Subadviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal fees or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contributions as such Underwriters, and each person who controls the Fund, the Adviser or the Subadviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Fund, the Adviser and the Subadviser and each trustee, director or member of the Fund, the Adviser and the Subadviser shall have the same rights to contribution as the Fund, the Adviser and the Subadviser. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8.    Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or signed by or on behalf of the Adviser or the Subadviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund, or by or on behalf of the Adviser or the Subadviser, and shall survive delivery of the Securities to the Underwriters.

SECTION 9.    Termination of Agreement.

(a)    Termination; General. The Representatives may terminate this Agreement, by notice to the Fund, the Adviser or the Subadviser, at any time on or prior to the Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date which occurs after the Closing Date, the Representatives may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Fund, the Adviser or the Subadviser, at any time on or prior to such Option Closing Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any Fund Material Adverse Effect, Adviser Material Adverse Effect or Subadviser Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or in the NASDAQ Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b)    Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 12 hereof shall survive such termination and remain in full force and effect.

SECTION 10.    Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)    if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(b)    if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date which occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Date which is after the Closing Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, the Representatives shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152 Attention: Equity Syndicate; and notices to the Fund, the Adviser and the Subadviser shall be directed to them at 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Chief Legal Officer.

SECTION 12.    Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Fund, the Adviser, the Subadviser and their respective successors and any assignee of any substantial portion of the Fund’s, the Adviser’s, the Subadviser’s or any of the Underwriters’ respective businesses and/or assets, as the case may be. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Adviser and the Subadviser and their respective successors and assigns and the controlling persons and directors, officers, members and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Adviser and the Subadviser and their respective successors and assigns, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 14.    Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.    Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Advisers Act Rules and Regulations” means the rules and regulations of the Commission under the Advisers Act.

“Adviser Material Adverse Effect” means a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Adviser whether or not arising in the ordinary course of business.

“Applicable Time” means the date and time that this Agreement is executed and delivered by the parties hereto.

“Commission” means the Securities and Exchange Commission.

“Declaration of Trust” means the Declaration of Trust of the Fund, as amended as of the Applicable Time.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund Material Adverse Effect” means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund whether or not arising in the ordinary course of business.

“GAAP” means generally accepted accounting principles.

“Initial Registration Statement” means the Fund’s registration statement (File Nos. 333-214066 and 811-23198) on Form N-2 (including the statement of additional information incorporated by reference therein), as amended (if applicable), at the time it became effective, including the Rule 430A Information.

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means (a) in the case of a corporation, its charter and bylaws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its Declaration of Trust, certificate of trust, certificate of formation or similar organizational document and its trust agreement, bylaws or other similar document; and (e) in the case of any other entity, the organizational and governing documents of such entity, in each case as may be amended from time to time.

“preliminary prospectus” means any prospectus (including the statement of additional information incorporated by reference therein) used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that omitted the Rule 430A Information or that was captioned “Subject to Completion.”

“Preliminary Prospectus” shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated December 27, 2016 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Applicable Time that omits Rule 430A Information.

“Prospectus” shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Applicable Time.

“Registration Statement” means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term “Registration Statement” shall also include such Rule 462(b) Registration Statement.

“Rule 430A Information” means the information included in the Prospectus that was omitted from the Initial Registration Statement at the time it became effective but that is deemed to be a part of the Initial Registration Statement at the time it became effective pursuant to Rule 430A.

“Rule 497,” “Rule 430A,” “Rule 433” and “Rule 462(b)” refer to such rules under the 1933 Act.

“Rule 462(b) Registration Statement” means a registration statement filed by the Fund pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the Rule 430A Information.

“Rules and Regulations” means, collectively, the 1933 Act Rules and Regulations and the 1940 Act Rules and Regulations.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Subadviser Material Adverse Effect” means a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Subadviser whether or not arising in the ordinary course of business.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Rules and Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Rules and Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Notification” means a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

“1940 Act Rules and Regulations” means the rules and regulations of the Commission under the 1940 Act.

All references in this Agreement to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

SECTION 16.    Absence of Fiduciary Relationship. Each of the Fund, the Adviser and the Subadviser acknowledges and agrees that:

(a)    Each of the Underwriters is acting solely as an underwriter in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Fund, the Adviser or the Subadviser, on the one hand, and any of the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters has advised or is advising the Fund, the Adviser or the Subadviser on other matters and none of the Underwriters has any obligation to the Fund, the Adviser or the Subadviser with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)    the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Fund following discussions and arms-length negotiations with the Representatives;

(c)    it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)    in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each Underwriter is and has been acting solely as principal and not as fiduciary, adviser or agent of the Fund, the Adviser or the Subadviser or any of their respective affiliates; provided, that in its capacity as an independent contractor, an Underwriter may be providing advice to the Adviser as to the structure, design and organization of the Fund pursuant to a Fee Agreement;

(e)    none of the Underwriters has provided any legal, accounting, regulatory or tax advice to the Fund, the Adviser or the Subadviser with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisers to the extent it has deemed appropriate;

(f)    it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Fund, the Adviser and the Subadviser and that none of the Underwriters has any obligation to disclose such interests and transactions to the Fund, the Adviser or the Subadviser by virtue of any fiduciary, advisory or agency relationship; and

(g)    in connection with each transaction contemplated by this Agreement and the process leading to such transactions, it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or on behalf of the Fund, the Adviser or the Subadviser.

SECTION 17.    Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Fund, the Adviser and the Subadviser, respectively, by an officer or Trustee of the Fund, the Adviser or the Subadviser, as the case may be, in his or her capacity as an officer or Trustee of the Fund, the Adviser or the Subadviser, as the case may be, and not individually and that the obligations under or arising out of this Underwriting Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund, the Adviser or the Subadviser, as the case may be.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Fund, the Adviser and the Subadviser a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund, the Adviser and the Subadviser in accordance with its terms.

Very truly yours

NUVEEN PREFERRED AND INCOME 2022 TERM FUND

By:
Name:	[●]
Title:	[●]

NUVEEN FUND ADVISORS, LLC

By:
Name:	[●]
Title:	[●]

NUVEEN ASSET MANAGEMENT, LLC

By:
Name:	[●]
Title:	[●]

CONFIRMED AND ACCEPTED, as of the date first above written:

By:

WELLS FARGO SECURITIES, LLC

By:
Name:	[●]
Title:	[●]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:	[●]
Title:	[●]

NUVEEN SECURITIES, LLC

By:
Name:	[●]
Title:	[●]

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

EXHIBIT A

Name of Underwriter	Number of Initial Securities
Wells Fargo Securities, LLC	[●]
[TO BE UPDATED]
[●]	[●]
Total	[●]

EXHIBIT B

[FORM OF OPINION OF FUND COUNSEL]

EXHIBIT C

[FORM OF OPINION OF ADVISER’S COUNSEL]

EXHIBIT D

[FORM OF OPINION OF SUBADVISER’S COUNSEL]

EXHIBIT E

PRICE-RELATED INFORMATION

Shares offered: [●]

Over-allotment option: [●]